UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 23, 2020

Penn National Gaming, Inc.

(Exact Name of Registrant as Specified in Charter)

Pennsylvania (State or Other Jurisdiction of Incorporation)	0-24206 (Commission File Number)	23-2234473 (I.R.S. Employer Identification No.)

825 Berkshire Blvd., Suite 200

Wyomissing, PA 19610

(Address of Principal Executive Offices, and Zip Code)

610-373-2400

Registrant's Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	PENN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 23, 2020, the Board of Directors (the “Board”) of Penn National Gaming, Inc. (the “Company”) increased the size of the Board from seven directors to eight directors and subsequently elected Marla Kaplowitz to fill the vacancy on the Board, subject to customary regulatory approvals. Ms. Kaplowitz was elected as a Class III director with a term expiring at the 2023 annual meeting of shareholders.

Ms. Kaplowitz is President and Chief Executive Officer of the American Association of Advertising Agencies (4A’s), a trade association serving more than 600 member agencies throughout the United States. From 2011 to 2017, Ms. Kaplowitz served as Chief Executive Officer of North America of MEC Global (now Wavemaker Global). Ms. Kaplowitz also spent 12 years at MediaVest, where she led Procter & Gamble communications planning for North America and worked with brands including Avon, Denny's, Heineken and Norelco. She began her career at DMB&B and later joined Ammirati Puris Lintas, where she managed the agency's Labatt, Nickelodeon Networks and Unilever accounts.

The Company has not yet made a determination as to the committees of the Board on which Ms. Kaplowitz will serve. Ms. Kaplowitz shall be eligible to participate in all previously established and disclosed compensation plans in which non-employee directors participate. Such compensation plans are described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 27, 2020. There are no arrangements or understandings between Ms. Kaplowitz and any other person pursuant to which she was selected as a director. Ms. Kaplowitz has not been a party to any transaction involving the Company required to be disclosed under Item 404(a) of Regulation S-K.

On November 24, 2020, the Company issued a press release announcing Ms. Kaplowitz’s election to the Board, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release, dated November 24, 2020, issued by Penn National Gaming, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENN NATIONAL GAMING, INC.
Date: November 24, 2020
	By:	/s/ Carl Sottosanti
Carl Sottosanti
Executive Vice President, General Counsel and Secretary